UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 8, 2007

NNN Healthcare/Office REIT, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	333-133652	20-4738467
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Avenue, Suite 200, Santa Ana, California		92705
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	714-667-8252

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

The information reported in Items 2.01 and 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On April 30, 2007, Triple Net Properties, LLC, or Triple Net Properties, the managing member of NNN Healthcare/Office REIT Advisor, LLC, or our Advisor, entered into an Agreement for Purchase and Sale of Real Property and Escrow Instructions, or the Triumph NW Agreement, with Hollow Tree, L.L.P., an unaffiliated third party, and LandAmerica Title Company, as escrow agent, for the purchase of Triumph Hospital Northwest for a purchase price of $17,750,000. On April 30, 2007, Triple Net Properties also entered into an Agreement for Purchase and Sale of Real Property and Escrow Instructions, or the Triumph SW Agreement, with First Colony Investments, L.L.P., an unaffiliated third party, and LandAmerica Title Company, as escrow agent, for the purchase of Triumph Hospital Southwest for a purchase price of $18,750,000. Triumph Hospital Northwest is a long term acute care center located in Houston, Texas and Triumph Hospital Southwest is a long term acute care center located in Sugar Land, Texas.

On June 8, 2007, Triple Net Properties executed an Assignment of Contracts, or the Assignment, to assign its rights, title and interest as the purchaser in the Triumph NW Agreement and the Triumph SW Agreement to NNN Healthcare/Office REIT Triumph, LLC, our wholly-owned subsidiary.

On June 8, 2007, we acquired Triumph Hospital Northwest and Triumph Hospital Southwest, or collectively the Triumph property, for a purchase price of $17,750,000 and $18,750,000, respectively, for an aggregate purchase price of $36,500,000, plus closing costs. We financed the aggregate purchase price of the Triumph property using a combination of: (i) $12,600,000 in net proceeds from a $14,000,000 loan from Wachovia Bank, National Association, or Wachovia, secured by Thunderbird Medical Plaza located in Glendale, Arizona, or the Thunderbird property; (ii) an unsecured loan from NNN Realty Advisors, Inc., our Sponsor, as evidenced by a promissory note, in the principal amount of $4,000,000 (described below); and (iii) funds raised through our initial public offering. An acquisition fee of $1,095,000, or 3.0% of the aggregate purchase price, was paid to our Advisor and its affiliate.

The above descriptions of the Triumph NW Agreement, Triumph SW Agreement and Assignment are qualified in their entirety by the terms of the agreements attached as Exhibits 10.1 through 10.3 to this Current Report on Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On June 8, 2007, we, through NNN Healthcare/Office REIT Thunderbird Medical, LLC, entered into a secured loan with Wachovia, as evidenced by a promissory note in the principal amount of $14,000,000. The promissory note is secured by the Thunderbird property and a Deed of Trust, Security Agreement and Fixture Filing. The loan matures on June 11, 2017 and bears interest at a rate of 5.67% per annum. The loan provides for the following payments: (a) interest-only payments on the eleventh day of each month, in the amount set forth in Annex 1 of the promissory note, commencing July 11, 2007 through and including June 11, 2009; (b) principal and interest payments equal to $80,990.10 on the eleventh day of each month commencing on July 11, 2009 through and including May 11, 2017; and (c) the outstanding principal amount, together with all accrued but unpaid interest, in full, on June 11, 2017. The loan also provides for: (i) a default interest rate of 9.67% per annum, or the maximum amount permitted by applicable law, in an event of default; and (ii) late charges in an amount equal to 3.0% of the amount of any overdue payments, in addition to any default interest payments. Performance under the promissory note has been guaranteed by NNN Healthcare/Office REIT, Inc. under an Indemnity and Guaranty Agreement, or Indemnity and Guaranty, in favor of Wachovia. The loan documents contain customary representations, warranties, covenants and indemnities, as well as provisions for reserves and impounds. The cash proceeds (net of closing costs and $1,492,000 of lender required reserves) of approximately $12,600,000 was used to fund the acquisition of the Triumph property, as described above.

On June 8, 2007, in connection with our acquisition of the Triumph property, we, through our operating partnership, entered into an unsecured loan with NNN Realty Advisors, Inc., as evidenced by a promissory note in the principal amount of $4,000,000, or the Unsecured Note. The Unsecured Note matures on December 8, 2007. The Unsecured Note bears interest at a fixed rate of 6.82% per annum and requires monthly interest-only payments beginning on July 1, 2007 for the term of the Unsecured Note. The Unsecured Note also provides for a default interest rate of 8.82% per annum. Since NNN Realty Advisors, Inc. is our Sponsor, this loan is deemed a related party loan. Therefore, the terms of the unsecured loan and the Unsecured Note were approved by a majority of our directors, including a majority of our independent directors, and deemed fair, competitive and commercially reasonable by our directors.

The material terms of the loans are qualified in their entirety by the terms of the promissory note, Deed of Trust, Security Agreement and Fixture Filing, Indemnity and Guaranty and related loan documents, and the Unsecured Note attached hereto as Exhibits 10.4 through 10.9 to this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure.

On June 8, 2007, we issued a press release announcing the acquisition of the Triumph property. A copy of the press release, which is hereby incorporated into this filing in its entirety, is attached to this Current Report on Form 8-K as Exhibit No. 99.1.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements

It is not practical to provide the required financial statements at this time. Such financial statements will be filed as an amendment to this Current Report on Form 8-K no later than 71 days after the deadline for filing this Form 8-K.

(b) Pro Forma Financial Information

See paragraph (a) above.

(d) Exhibits

10.1 Agreement for Purchase and Sale of Real Property and Escrow Instructions between Hollow Tree, L.L.P., Triple Net Properties, LLC, and LandAmerica Title Company as Escrow Agent, dated April 30, 2007.

10.2 Agreement for Purchase and Sale of Real Property and Escrow Instructions between First Colony Investments, L.L.P., Triple Net Properties, LLC, and LandAmerica Title Company as Escrow Agent, dated April 30, 2007.

10.3 Assignment of Contracts by Triple Net Properties, LLC to NNN Healthcare/Office REIT Triumph, LLC, dated June 8, 2007.

10.4 Promissory Note issued by NNN Healthcare/Office REIT Thunderbird Medical, LLC in favor of Wachovia Bank, National Association, dated June 8, 2007.

10.5 Deed of Trust, Security Agreement and Fixture Filing by NNN Healthcare/Office REIT Thunderbird Medical, LLC to TRSTE, Inc., as Trustee, for the benefit of Wachovia Bank, National Association, dated June 8, 2007.

10.6 Indemnity and Guaranty Agreement by and between NNN Healthcare/Office REIT, Inc. and Wachovia Bank, National Association, dated June 8, 2007.

10.7 Environmental Indemnity Agreement by and between NNN Healthcare/Office REIT, Inc. and Wachovia Bank, National Association, dated June 8, 2007.

10.8 Assignment of Leases and Rents by and between NNN Healthcare/Office REIT Thunderbird Medical, LLC and Wachovia Bank, National Association, dated June 8, 2007.

10.9 Unsecured Promissory Note by and between NNN Healthcare/Office REIT Holdings, L.P., and NNN Realty Advisors, Inc., dated June 8, 2007.

99.1 NNN Healthcare/Office REIT, Inc. Press Release dated June 8, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NNN Healthcare/Office REIT, Inc.

June 14, 2007	By:	/s/ Scott D. Peters

Name: Scott D. Peters
Title: Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

10.1	Agreement for Purchase and Sale of Real Property and Escrow Instructions between Hollow Tree, L.L.P., Triple Net Properties, LLC, and LandAmerica Title Company as Escrow Agent, dated April 30, 2007
10.2	Agreement for Purchase and Sale of Real Property and Escrow Instructions between First Colony Investments, L.L.P., Triple Net Properties, LLC, and LandAmerica Title Company as Escrow Agent, dated April 30, 2007
10.3	Assignment of Contracts by Triple Net Properties, LLC to NNN Healthcare/Office REIT Triumph, LLC, dated June 8, 2007
10.4	Promissory Note issued by NNN Healthcare/Office REIT Thunderbird Medical, LLC in favor of Wachovia Bank, National Association, dated June 8, 2007
10.5	Deed of Trust, Security Agreement and Fixture Filing by NNN Healthcare/Office REIT Thunderbird Medical, LLC to TRSTE, Inc., as Trustee, for the benefit of Wachovia Bank, National Association, dated June 8, 2007
10.6	Indemnity and Guaranty Agreement by and between NNN Healthcare/Office REIT, Inc. and Wachovia Bank, National Association, dated June 8, 2007
10.7	Environmental Indemnity Agreement by and between NNN Healthcare/Office REIT, Inc. and Wachovia Bank, National Association, dated June 8, 2007
10.8	Assignment of Leases and Rents by and between NNN Healthcare/Office REIT Thunderbird Medical, LLC and Wachovia Bank, National Association, dated June 8, 2007
10.9	Unsecured Promissory Note by and between NNN Healthcare/Office REIT Holdings, L.P., and NNN Realty Advisors, Inc., dated June 8, 2007
99.1	NNN Healthcare/Office REIT, Inc. Press Release dated June 8, 2007